SPAC Merger	6 Months Ended
Jun. 30, 2021
Disclosure Of SPAC Merger [Line Items]
SPAC Merger
18. SPAC MERGER
Pending Merger with Marquee Raine Acquisition Corp.
– On April 28, 2021, Enjoy entered into a definitive merger agreement with MRAC, a publicly traded SPAC. Under the terms of the proposed transaction, a wholly owned subsidiary of MRAC will merge with Enjoy at an estimated combined enterprise value of approximately $1.2 billion. The cash components of the transaction will be funded by MRAC’s cash in trust of $374.0 million (assuming no redemptions) as well as an $80.0 million private placement of common stock at $10.00 per share from various accredited investors. The transaction is expected to close during the fourth quarter of 2021 and remains subject to customary closing conditions.
LCH Transaction
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In April 2021, to induce one of its stockholders, LCH Enjoir L.P. (“LCH”), to surrender to Enjoy certain of its rights in connection with the pending merger with MRAC, Enjoy entered into the Stockholder Contribution Agreement with Ron Johnson and the Stock Issuance Agreement with LCH. Pursuant to the Stockholder Contribution Agreement, immediately prior to and contingent on Closing, Mr. Johnson shall contribute a number of shares of the Company’s Common Stock equal to the quotient obtained by dividing $20.0 million by the product obtained by multiplying $10.00 by the exchange ratio calculated in accordance with the Merger Agreement used to determine that number of shares each share of the Company’s Common Stock will be exchanged for at the closing of the Business Combination (“Contributed Shares”). Thereafter, as detailed in the Stock Issuance Agreement, Enjoy shall issue a number of shares equal to the Contributed Shares to LCH.